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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 17, 1998


                              AVIVA PETROLEUM INC.
             (Exact name of registrant as specified in its charter)


         TEXAS                        0-22258                   75-1432205
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
   of incorporation or                                    Identification Number)
       organization)

     8235 DOUGLAS AVENUE,                                  75225
    SUITE 400, DALLAS, TEXAS                            (Zip Code)
(Address of principal executive offices)


                                 (214) 691-3464
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS


   The press release dated April 17, 1998, that is filed herewith as Exhibit
20.1 is incorporated herein by reference.


ITEM 7. EXHIBITS


c)   Exhibits

     20.1 Press release dated April 17, 1998, announcing the merger plans between Aviva Petroleum Inc. and Garnet Resources Corporation.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AVIVA PETROLEUM INC.



Date:  April 17, 1998              /s/ James L. Busby
                                   --------------------------------------------
                                   James L. Busby
                                   Treasurer and Secretary
                                   (principal financial and accounting officer)

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EXHIBITS

Number                     Description of Exhibit
------                     ----------------------

**20.1 Press release dated April 17, 1998, announcing the merger plans between Aviva Petroleum Inc. and Garnet Resources Corporation.

--------------
**  Filed Herewith



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